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                                                                    Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

The undersigned officer of AT&T Wireless Services, Inc. (the "Company") hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

         1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 25, 2003

                     /s/ John D. Zeglis
                     ------------------
                     John D. Zeglis
                     Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to AT&T Wireless Services, Inc. and will be retained by AT&T Wireless Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.